                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): February 17, 1995


                          SIGNET BANKING CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)

                                   Virginia
                (State or other Jurisdiction of Incorporation)

          1-6505                                          54-6037910
  (Commission File Number)                            (I.R.S. Employer
                                                     Identification No.)



                             7 North Eighth Street
                           Richmond, Virginia 23219
                             (Address of principal
                              executive offices)

                                (804) 747-2000
             (Registrant's Telephone Number, Including Area Code)
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Item 5.   Other Events.

     On February 17, 1995, Signet Banking Corporation ("Signet") distributed to its shareholders the materials attached hereto as Exhibits 20.1, 20.2, 20.3,
99.1 and 99.2, in connection with the special dividend of one share of Capital One Financial Corporation common stock for each Signet share held by Signet shareholders of record as of February 10, 1995.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.
               --------

          20.1 Letter dated February 17, 1995 distributed to Signet Banking Corporation shareholders.

          20.2 Question and answer summary distributed to Signet Banking Corporation shareholders.

          20.3 Information Statement dated February 17, 1995 distributed to Signet Banking Corporation shareholders.

          99.1 Signet Banking Corporation press release dated January 24, 1995.

          99.2 Capital One Financial Corporation press release dated January 24, 1995.


                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     SIGNET BANKING CORPORATION


Date:  February 17, 1995             By /s/ DAVID L. BRANTLEY
                                       -------------------------------
                                        David L. Brantley
                                        Executive Vice President
                                        and Treasurer



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                               INDEX TO EXHIBITS

          Document
          --------

          20.1 Letter dated February 17, 1995 distributed to Signet Banking Corporation shareholders.

          20.2 Question and answer summary distributed to Signet Banking Corporation shareholders.

          20.3 Information Statement dated February 17, 1995 distributed to Signet Banking Corporation shareholders.

          99.1  Signet Banking Corporation press release dated January 24, 1995.

          99.2 Capital One Financial Corporation press release dated January 24, 1995.



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